Exhibit 99.1

News Release

Sprint Nextel

6200 Sprint Parkway

Overland Park, Kan. 66251

Media Contacts:

John Taylor, Sprint

703-592-8530

john.b.taylor@sprint.com

Susan Johnston, Clearwire

425-505-6178

susan.johnston@clearwire.com

Jim Barron, SoftBank

212-687-8080

jbarron@sardverb.com

Investor Contacts:

Brad Hampton, Sprint

800-259-3755

investor.relations@sprint.com

Alice Ryder, Clearwire

425-505-6494

alice.ryder@clearwire.com

Federal Communications Commission Approves SoftBank’s Investment in Sprint and Sprint’s Acquisition of Clearwire

OVERLAND PARK, Kan., BELLEVUE, Wash. and TOKYO – July 5, 2013 – The Federal Communications Commission announced today that it has voted unanimously to approve the applications filed by SoftBank (TSE: 9984), Sprint (NYSE: S) and Clearwire (NASDAQ: CLWR) related to their transactions announced last year.

This decision completes all Federal government reviews of both SoftBank’s investment in Sprint and Sprint’s acquisition of Clearwire. Sprint’s shareholders approved the SoftBank transaction with Sprint on June 25th. Clearwire’s shareholders are scheduled to vote on the Sprint transaction with Clearwire, which has been recommended by Clearwire’s Board of Directors, on July 8th.

“We would like to thank Acting Chairwoman Clyburn, Commissioners Rosenworcel and Pai, as well as the staff of the FCC for their thorough review of these transactions,” said Sprint CEO Dan Hesse. “Just two years ago, the wireless industry was at the doorstep of duopoly, but with these transformative transactions, we are one step closer to a stronger Sprint which will better serve consumers, challenge the market share leaders and drive innovation in the American economy.”

“We appreciate the forward thinking, consumer focused stance the FCC has taken by approving the proposed transaction. As the company that built America’s first nationwide 4G network, Clearwire looks forward to joining Sprint and deploying an even faster and richer 4G experience for consumers across the country,” said Clearwire CEO and President Erik Prusch. “This is the right transaction at the right time to best deploy Clearwire’s spectrum to create a broadband network that will bring additional services and alternatives to wireless consumers.”

“The FCC’s thoughtful review and approval of these transactions represents an important step toward creating a more competitive U.S. wireless marketplace,” said SoftBank Chairman & CEO Masayoshi Son. “SoftBank’s investment in Sprint will bring innovation and increased customer focus, which will enable us to begin creating a true competitor in a market dominated by two companies. We look forward to leveraging the significant talent and resources of the New Sprint to bring innovation and better service to U.S. consumers.”

Sprint, Clearwire and SoftBank anticipate that the transactions will close in early July 2013, subject to the remaining closing conditions.

About Sprint Nextel

Sprint Nextel offers a comprehensive range of wireless and wireline communications services bringing the freedom of mobility to consumers, businesses and government users. Sprint Nextel served more than 55 million customers at the end of the first quarter of 2013 and is widely recognized for developing, engineering and deploying innovative technologies, including the first wireless 4G service from a national carrier in the United States; offering industry-leading mobile data services, leading prepaid brands including Virgin Mobile USA, Boost Mobile, and Assurance Wireless; instant national and international push-to-talk capabilities; and a global Tier 1 Internet backbone. The American Customer Satisfaction Index rated Sprint as the most improved company in customer satisfaction, across all 47 industries, during the last five years. Newsweek ranked Sprint No. 3 in both its 2011 and 2012 Green Rankings, listing it as one of the nation’s greenest companies, the highest of any telecommunications company. You can learn more and visit Sprint at www.sprint.com or www.facebook.com/sprint and www.twitter.com/sprint.

About Clearwire

Clearwire Corporation (NASDAQ: CLWR), through its operating subsidiaries, is a leading provider of 4G wireless broadband services offering services in areas of the U.S. where more than 130 million people live. The company holds the deepest portfolio of wireless spectrum available for data services in the U.S. Clearwire serves retail customers through its own CLEAR® brand as well as through wholesale relationships with some of the leading companies in the retail, technology and telecommunications industries, including Sprint and NetZero. The company is constructing a next-generation 4G LTE Advanced-ready network to address the capacity needs of the market, and is also working closely with the Global TDD-LTE Initiative to further the TDD-LTE ecosystem. Clearwire is headquartered in Bellevue, Wash. Additional information is available at http://www.clearwire.com

About SoftBank

SoftBank was established in 1981 by its current Chairman & CEO Masayoshi Son and has based its business growth on the Internet. It is currently engaged in various businesses in the information industry, including mobile communications, broadband services, fixed-line telecommunications, and portal services.

Cautionary Statement Regarding Forward Looking Statements

This document includes “forward-looking statements” within the meaning of the securities laws. The words “may,” “could,” “should,” “estimate,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “target,” “plan,” “providing guidance” and similar expressions are intended to identify information that is not historical in nature.

This document contains forward-looking statements relating to the proposed transactions between Sprint Nextel Corporation (“Sprint”) and SoftBank Corp. (“SoftBank”) and its group companies, including Starburst II, Inc. (“Starburst II”), and the proposed acquisition by Sprint of Clearwire Corporation (“Clearwire”). All statements, other than historical facts, including, but not limited to: statements regarding the expected timing of the closing of the transactions; the ability of the parties to complete the transactions considering the various closing conditions; the expected benefits of the transactions such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of SoftBank or Sprint; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that (1) there may be a material adverse change of SoftBank; (2) the proposed financing may involve unexpected costs, liabilities or delays or may not be completed on terms acceptable to SoftBank, if at all; and (3) other factors as detailed from time to time in Sprint’s, Starburst II’s and Clearwire’s filings with the Securities and Exchange Commission (“SEC”), including Sprint’s and Clearwire’s Annual Reports on Form 10-K for the year ended December 31, 2012, and Quarterly Reports on Form 10-Q for the quarter ended March 31, 2013, and other factors that are set forth in the proxy statement/prospectus contained in Starburst II’s Registration Statement on Form S-4, which was declared effective by the SEC on May 1, 2013, and in other materials that will be filed by Sprint, Starburst II and Clearwire in connection with the transactions, which will be available on the SEC’s web site (www.sec.gov). There can be no assurance that the transactions will be completed, or if completed, that such transactions will close within the anticipated time period or that the expected benefits of such transactions will be realized.

All forward-looking statements contained in this document and the documents referenced herein are made only as of the date of the document in which they are contained, and none of Sprint, SoftBank, Starburst II, Clearwire or Collie Acquisition Corp. undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

In connection with the transaction, Sprint and Clearwire have filed a Rule 13e-3 Transaction Statement and Clearwire has filed a definitive proxy statement with the SEC. The definitive proxy statement has been mailed to the Clearwire’s stockholders. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CLEARWIRE AND THE TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the documents filed by Clearwire with the SEC may be obtained free of charge by contacting Clearwire at Clearwire, Attn: Investor Relations, (425) 505-6494. Clearwire’s filings with the SEC are also available on its website at www.clearwire.com.

Participants in the Solicitation

Clearwire and its officers and directors and Sprint and its officers and directors may be deemed to be participants in the solicitation of proxies from Clearwire stockholders with respect to the transaction. Information about Clearwire officers and directors and their ownership of Clearwire common shares is set forth in the definitive proxy statement for Clearwire’s Special Meeting of Stockholders, which was filed with the SEC on April 23, 2013. Information about Sprint’s officers and directors is set forth in Sprint’s Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on February 28, 2013. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the transaction by reading the definitive proxy statements regarding the transaction, which was filed by Clearwire with the SEC.

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